UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 13, 2020

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street	Portland	ME	04101
Address of principal executive offices			Zip Code

Registrant's telephone number, including area code	207	773-8171

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act . ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Amended and Restated Commitment Letter

As previously announced, in connection with that certain Share Purchase Agreement, dated as of January 24, 2020 (the “Purchase Agreement”), by and among WEX Inc. (the “Company”), eNett International (Jersey) Limited, a Jersey limited company (“eNett”), Optal Limited, a private company limited by shares incorporated in England and Wales (“Optal”), Travelport Limited, a Bermuda exempted company (“Travelport”), Toro Private Holdings I, Ltd., a private company limited by shares incorporated in England and Wales (“Toro”), Optal, in its capacity as trustee of the PSP Group DESOP Discretionary Trust established by way of discretionary trust deed dated 28 October 2008, as amended from time to time, and the other shareholders of eNett and Optal set forth therein (together with Travelport and Toro, the “Sellers”) under which the Company has agreed to purchase eNett and Optal from the Sellers (the “Acquisition”), the Company obtained financing commitments for purposes of consummating the Acquisition under a commitment letter, dated as of January 24, 2020 (the “Original Commitment Letter”), by and among the Company, Bank of America, N.A. (“Bank of America”) and BofA Securities, Inc. (“BofA Securities” and, together with Bank of America, the “Original Commitment Parties”).

On February 10, 2020, the Company amended and restated the Original Commitment Letter pursuant to an amended and restated commitment letter (the “Amended and Restated Commitment Letter”) with the Original Commitment Parties, Citizens Bank, N.A. (“Citizens”), MUFG Bank, Ltd. (“MUFG”), SunTrust Robinson Humphrey, Inc. (“STRH”), Truist Bank (“Truist Bank”), Wells Fargo Securities, LLC (“Wells Fargo Securities”), Wells Fargo Bank, N.A. (“Wells Fargo Bank”), Bank of Montreal (“Bank of Montreal”), BMO Capital Markets Corp. (“BMO”), Santander Bank, N.A. (“Santander”), KeyBank National Association (“KeyBank”), KeyBanc Capital Markets Inc. (“KBCM”), Regions Capital Markets, a division of Regions Bank (“Regions”), Deutsche Bank AG Cayman Islands Branch (“DBCI”), Deutsche Bank AG New York Branch (“DBNY”), Deutsche Bank Securities Inc. (“DBSI”) and Fifth Third Bank, National Association (“Fifth Third” and, together with Citizens, MUFG, STRH, Truist Bank, Wells Fargo Securities, Wells Fargo Bank, Bank of Montreal, BMO, Santander, KeyBank, KBCM, Regions, DBCI, DBNY and DBSI, the “New Commitment Parties”). The Amended and Restated Commitment Letter (i) reallocates certain commitments of the Original Commitment Parties under the Original Commitment Letter to the New Commitment Parties and (ii) acknowledges the occurrence of the Financial Covenant Amendment Trigger (as defined in the Original Commitment Letter).

The foregoing description of the Amended and Restated Commitment Letter and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the Amended and Restated Commitment Letter, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Eighth Amendment to Credit Agreement

On February 10, 2020, the Company entered into the Eighth Amendment (the “Eighth Amendment”) to the Credit Agreement, dated as of July 1, 2016, among the Company, the subsidiaries of the Company identified therein, Bank of America, N.A., as administrative agent, and the lenders party thereto, as amended by the First Amendment to Credit Agreement dated July 3, 2017, the Second Amendment to Credit Agreement dated October 30, 2017, the Third Amendment to Credit Agreement dated January 17, 2018, the Fourth Amendment to Credit Agreement dated August 24, 2018, the Fifth Amendment to the Credit Agreement dated January 18, 2019, the Consent and Amendment dated February 27, 2019, the Sixth Amendment to the Credit Agreement dated May 17, 2019 and the Seventh Amendment to the Credit Agreement dated November 19, 2019 (the “Original Credit Agreement”). The Eighth Amendment makes certain changes to the Original Credit Agreement, including, among other things, (i) effectuating the Financial Covenant Amendment (as defined in the Amended and Restated Commitment Letter), (ii)

increasing the Company’s capacity to incur additional incremental debt facilities up to $1.352 billion in connection with the Acquisition, (iii) allowing the Company to reclassify the incurrence of incremental facilities between the fixed dollar and ratio-based baskets, subject to compliance with a consolidated secured leverage ratio test, to provide potential additional future incremental debt capacity in the event of future deleveraging, (iv) modifying certain debt, lien and investment baskets to provide additional capacity based on increases in EBITDA, and (v) increasing cash netting and netting of securitization transactions for the purpose of calculating financial covenants (other than with respect to calculation of the interest rate margins). The amendments set forth in the Eighth Amendment shall become effective concurrently with the closing of the Acquisition, if it occurs.

In connection with the Eighth Amendment, the Company will pay certain customary lender consent fees upon the effectiveness of the amendments, and reimburse fees and expenses of Bank of America, N.A. in its capacity as administrative agent.

The foregoing summary of the Eighth Amendment is qualified in its entirety by the complete text of the Eighth Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10.1
Amended and Restated Commitment Letter, dated as of February 10, 2020, by and among WEX Inc., Bank of America, N.A., BofA Securities, Inc., Citizens Bank, N.A., MUFG Bank, Ltd., SunTrust Robinson Humphrey, Inc., Truist Bank, Wells Fargo Securities, LLC, Wells Fargo Bank, N.A., Bank of Montreal, BMO Capital Markets Corp., Santander Bank, N.A., KeyBank National Association, KeyBanc Capital Markets Inc., Regions Capital Markets, a division of Regions Bank, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc. and Fifth Third Bank, National Association.

10.2
Eighth Amendment to Credit Agreement, dated as of February 10, 2020, by and among WEX Inc., the subsidiaries of WEX Inc. identified therein, Bank of America, N.A., as administrative agent, and the lenders party thereto.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, including statements regarding: the proposed Acquisition, the expected timetable for completing the Acquisition, future financial and operating results, benefits and synergies of the Acquisition, future opportunities for the combined operations and any other statements about the Company or eNett or Optal’s managements’ future expectations, beliefs, goals, plans or prospects. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this Current Report on Form 8-K, the words “may,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the ability to consummate the Acquisition; the risk that regulatory approvals required for the Acquisition are not obtained or are obtained subject to conditions that are not anticipated; the risk that the financing required to fund the Acquisition is not obtained; the risk that the conditions to the closing of the Acquisition are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Acquisition; uncertainties as to the timing of the Acquisition; competitive responses to the proposed Acquisition; uncertainty of the expected financial performance of the combined operations following completion of the proposed Acquisition; the ability to successfully integrate the Company’s and eNett and Optal’s operations and employees; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the Acquisition; as well as other risks and uncertainties identified in Item 1A of the Company’s Annual Report for the year ended December 31, 2018, filed on Form 10-K with the Securities and Exchange Commission on March 18, 2019. The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases, other than the Acquisition. The forward-looking statements speak only as of the date of this Current Report on Form 8-K and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 13, 2020
WEX Inc.
By:     /s/ Roberto Simon
Name:    Roberto Simon
Title:    Chief Financial Officer